Exhibit 10.9

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                     FORM D
                                                   =============================
                                                   SEC USE ONLY
                                                   =============================
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                                                   Prefix             Serial

                                                   =============================
                                                   =============================
                                                   DATE RECEIVED
                                                   =============================

                          NOTICE OF SALE OF SECURITIES
                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION


Name of Offering ([ ] check if this is an amendment and name has changed, and indicate change.)

Name of Offering  1,200,000 Shares / 6% Convertible Subordinated Notes Offering
   [ ] Rule 504   [ ] Rule 505   [X] Rule 506    [ ] Section 4(6)    [X] ULOE

Filing Under (Check box(es) that apply):
Type of Filing:                [X] New Filing     [ ] Amendment


                          A. BASIC IDENTIFICATION DATA


1. Enter the information requested about the issuer


Name of Issuer ([ ] check if this is an amendment and name has changed, and indicate change.)

Transbotics Corporation

Address of Executive Offices (Number and Street, City, State, Zip Code)                 Telephone Number (Including Area Code)
----------------------------------------------------------------------                 -------------------------------------
3400 Latrobe Drive, Charlotte, North Carolina  28211                                                        704-362-1115

Address of Principal Business Operations (Number and Street, City, State, Zip Code)     Telephone Number (Including Area Code)
(if different from Executive Offices)


Brief Description of Business
         Design, development, support and installation of automatic guided v ehicle systems

Type of Business
Organization
[X]corporation [ ]limited partnership, already formed [ ]other (please specify):
          [ ] business     [ ] limited partnership, to be formed
trust
                                                     Month   Year
Actual or Estimated Date of Incorporation or         [1][2] [8][9]
Organization:                                      [X] Actual      [ ] Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign
jurisdiction)                                      [D][E]


GENERAL INSTRUCTIONS

Federal:
Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.


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


Filing Fee: There is no federal filing fee.

State:
This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed.

                          A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

     o Each promoter of the issuer, if the issuer has been organized within the past five years;

     o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

     o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

     o Each general and managing partner of partnership issuers.

Check Box(es) that Apply: [ ] Promoter [X]  Beneficial Owner
                          [X]  Executive Officer[X]  Director[ ]General and/or
                                                                Managing Partner
  Imbleau, Claude

Full Name (Last name first, if individual)

   3400 Latrobe Drive, Charlotte, North Carolina  28211

Business or Residence Address (Number and Street, City, State, Zip Code)


Check Box(es) that Apply:  [ ] Promoter [X]  Beneficial Owner
                           [X]  Executive Officer[ ]  Director
                           [ ]  General and/or
                                Managing Partner
  Hessler, Tommy

Full Name (Last name first, if individual)

   3400 Latrobe Drive, Charlotte, North Carolina  28211
Business or Residence Address (Number and Street, City, State, Zip Code)


Check Box(es) that Apply:  [ ] Promoter [ ]  Beneficial Owner
                           [ ]  Executive Officer[X]  Director
                           [ ]  General and/or Managing Partner
  Wise, D. Bruce

  Full Name (Last name first, if individual)

  317 N. Garner, Springfield, Tennessee  37172

   Business or Residence Address (Number and Street, City, State, Zip Code)


Check Box(es) that Apply:  [ ] Promoter [ ]  Beneficial Owner
                           [ ]  Executive Officer [X]  Director
                           [ ]  General and/or Managing Partner
  Schofield, Richard D.

Full Name (Last name first, if individual)

  1131 Asheford Green Ave., Concord, North Carolina  28027
Business or Residence Address (Number and Street, City, State, Zip Code)


Check Box(es) that Apply:  [ ] Promoter [ ] Beneficial Owner[ ]Executive Officer
                           [X]  Director[ ] General and/or
                                            Managing Partner
Gibson, Raymond O.

Full Name (Last name first, if individual)


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


 339 Glen Hollow Road, Travelers Rest, South Carolina  29690
Business or Residence Address (Number and Street, City, State, Zip Code)



                           (Use blank sheet, or copy and use additional copies
of this sheet, as necessary.)


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                          B. INFORMATION ABOUT OFFERING

1. Has the issuer sold, or does the issuer intend to sell,
to non-accredited investors in this offering?........           Yes       No
                                                                [ ]       [X]

        Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any
                                                                  $75,000.00
individual?.......................                                  ---------


3. Does the offering permit joint ownership of a single        Yes      No
unit?..........................................                [ ]     [ ]

     4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five
     (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

                                                                         None

Full Name (Last name first, if individual)


Business or Residence Address (Number and Street, City, State, Zip Code)


Name of Associated Broker or Dealer


States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
                                                                 [ ] All States
         (Check "All States" or check individual States) ..................

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]

   [FL]     [GA]     [HI]     [ID]
   [MI]     [MN]     [MS]     [MO]
   [OH]     [OK]     [OR]     [PA]
   [WV]     [WI]     [WY]     [PR]


Full Name (Last name first, if individual)


Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer


States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
                                                                 [ ] All States
         (Check "All States" or check individual States) ..................

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]

   [FL]     [GA]     [HI]     [ID]
   [MI]     [MN]     [MS]     [MO]
   [OH]     [OK]     [OR]     [PA]
   [WV]     [WI]     [WY]     [PR]
Full Name (Last name first, if individual)


Business or Residence Address (Number and Street, City, State, Zip Code)


Name of Associated Broker or Dealer


States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
                                                                 [ ] All States
       (Check "All States" or check individual States) ..................

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]

   [FL]     [GA]     [HI]     [ID]
   [MI]     [MN]     [MS]     [MO]
   [OH]     [OK]     [OR]     [PA]
   [WV]     [WI]     [WY]     [PR]


     (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)


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      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box " and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

                                                                                Aggregate
                                                                                Offering            Amount
Type of Security                                                                 Price             Amount Sold
Debt                                                                             $____________     $__________
.................................................................................
                                                                                 $300,000.00       $
Equity                                                                                             300,000.00
                                                                                                  ___________
.................................................................................

[X]Common [ ] Preferred
Convertible Securities (including warrants) 6% Convertible Notes................     $300,000.00   $300,000.00
                                                                                      ----------    ----------


Partnership Interests
.................................................................................
                                                                                 $____________     $_________

Other (Specify ___________)                                                       $                 $   0
                                                                                  ------------      ----------


Total                                                                              $600,000.00    600,000.00
                                                                                   -----------     ----------
.................................................................................
            Answer also in Appendix, Column 3, if filing under ULOE.


         2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines.
         Enter "0" if answer is "none" or "zero."
                                                                                                         Aggregate
                                                                                                      Dollar Amount
                                                                                 Number Investors      of Purchases
Accredited Investors                                                                   3           $
                                                                                   -----------
.................................................................................                      600,000.00
                                                                                                      --------------

Non-accredited Investors ......................................................       0              $     0
                                                                                   ----------         ------------
.................................................
                                                                                                   $
                Total (for filings under Rule 504 only)                          ______________    _________

......................................................................
                           Answer also in Appendix, Column 4, if filing under
ULOE.


         3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.
                                                                                 Type of Security  Dollar Amount
Type of offering                                                                                   Sold
                                                                                 --------------    $_________
Rule 505
.................................................................................
                                                                                 --------------    $__________
Regulation A
------------
.................................................................................

Rule 504                                                                                           $_________
..................................................................................______________
.................................................
                                                                                 --------------    $__________
Total
.................................................................................

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.


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Transfer Agent's Fees                                      [ ]  $__
.................................................................------..........
                                                           [ ]  $------
Printing and Engraving Costs                                    __
.................................................................................
                                                           [ ]  $20,000.00
Legal Fees
.................................................................................
                                                           [ ]  $--
Accounting Fees                                                 _____
.................................................................................
                                                           [ ]  $---
Engineering Fees                                                _____
.................................................................................
                                                           [ ]  $---
Sales Commissions (specify finders' fees separately)            ____
..............................................................................
                                                           [ ]  $ 1,000.00
Other Expenses (identify) _________________EDGAR                ------------

FILING................................................
        Total                                              [ ]  $21,000.00
........................................................       -------------


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b.       Enter the difference between the aggregate offering price given in response to Part C - $24$ Question 1 579,000.00 and total expenses furnished in response to Part C - Question 4.a. This difference is the __ "adjusted gross proceeds to the issuer."
         .......................................................................

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                                                      Payments to Officers,      Payments
                                                                                      Directors, & Affiliates     To Others


Salaries and fees ..............................................................         [ ] $     0         [ ] $    0

.................................................................................

Purchase of real estate ........................................................         [ ] $     0        [ ] $     0

.................................................................................

Purchase, rental or leasing and installation of machinery                                [ ] $     0        [ ] $     0

and equipment
.................................................................................

Construction or leasing of plant buildings and                                          [ ] $     0          [ ] $    0

facilities......................................................................

Acquisition of other businesses (including the value of
securities involved in this offering that may be used in
exchange for the assets or securities of another issuer                                  [ ] $     0         [ ]   $      0
pursuant to a merger)...........................................................

Repayment of indebtedness ...............................................                [ ] $     0         [ ] $ 100,000.00



Working capital ................................................................          [ ] $     0        [ ] $ 479,000.00
.................................................................................


Other
(specify):_______________________________                                                  $______             $______





Column Totals
.................................................................................         [ ] $_____          [ ]$ 579,000.00



Total Payments Listed (column totals added) ..............................                                   [ ] $ 579,000.00
............................................................................



                              D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.



==============================================================================

Issuer (Print or Type)             Signature                         Date

   Transbotics Corporation            /s/  Claude Imbleau            10/7/03
==============================================================================
==============================================================================
Name of Signer (Print or Type)         Title of Signer (Print or Type)

   Claude Imbleau                             President
==============================================================================


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ATTENTION
===============================================================================
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     Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

===============================================================================



                                       52
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                               E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification
         provisions of such                            Yes            No
         rule?........................................ [  ]          [X ]

                   See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239,500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.


4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

========================================================================
Issuer (Print or Type)             Signature                   Date

  Transbotics Corporation                                      10/7/03
                                   /s/  Claude Imbleau
========================================================================
========================================================================
Name of Signer (Print or Type)        Title (Print or Type)

                                        President
 Claude Imbleau
========================================================================



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Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.




APPENDIX


======================================================================================================================
   1              2                     3                                 4                                5


                                                                                                   Disqualification
                                 Type of security                                                  under State ULOE
            Intend to sell        and aggregate                                                     (if yes, attach
          to non-accredited       offering price                Type of investor and                explanation of
          investors in State     offered in state             amount purchased in State             waiver granted)
           (Part B-Item 1)       (Part C-Item 1)                   (Part C-Item 2)                  (Part E-Item 1)
======================================================================================================================
======================================================================================================================
 State      Yes         No                           Number of     Amount     Number of     Amount     Yes       No
                                                    Accredited              Non-Accredited
                                                     Investors                Investors
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  AL

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  AK

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  AZ

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  AR

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  CA

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  CO

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  CT

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  DE

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  DC

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  FL

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  GA

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  HI

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  ID

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  IL

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  IN

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  IA

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  KS

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  KY

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  LA

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  ME

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  MD

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  MA

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  MI

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  MN

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  MS

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  MO

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  MT

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  NV

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  NH

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  NJ

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  NM
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  NY

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                               Stock
                               $300,000
  NC                           Convertible Notes         3      $600.000.00       0          0                  X
                               $300,000
======================================================================================================================
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  ND

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  OH

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  OK

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  OR

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  PA

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  RI

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  SC

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  SD

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  TN

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  TX

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  UT

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  VT

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  VA

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  WA

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  WV

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  WI

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  WY

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  PR

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



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